Liberty Ohio Tax-Exempt Fund

Semiannual Report July 31, 2002

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Liberty Ohio Tax-Exempt Fund

Semiannual Report July 31, 2002

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President's Message

Dear Shareholder,

Demand for municipal bonds remained strong during the first half of 2002 as investors sought refuge from a declining stock market. Municipal bonds also benefited as short-term interest rates stabilized and long-term interest rates declined in a reversal of the expectations that were in place when the year began. In January, we were expecting a modest economic recovery and a rise in short-term interest rates later in the year. Then, when first-quarter US economic growth was stronger than expected, it appeared that the Federal Reserve Board might raise interest rates sooner rather than later. However, by June, a combination of factors had slowed the pace of the national economic recovery. The rate at which American businesses were replacing their inventories slowed. The positive effects of a mild winter on the homebuilding sector, which had resulted in a significant rise in housing starts during the early months of the year, began to wear off. Auto sales weakened as discounts were reduced and consumers reined in their spending. As a result, expectations of a potential Fed boost in short-term interest rates diminished, and short-term rates ended the six-month period where they began.

The following report will provide you with detailed information about the fund's performance during this generally favorable period for the municipal bond market and the strategies used by portfolio manager Gary Swayze. As always, we thank you for investing in Liberty Ohio Tax-Exempt Fund and for giving us the opportunity to help you build a strong financial future.

Sincerely,

Keith T. Banks
President

Net asset value per share as of 7/31/02 ($)

Class A	7.59

Class B	7.59

Class C	7.59

Distributions declared per share 2/1/02 – 7/31/02 ($)

Class A	0.16

Class B	0.13

Class C	0.14

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

• NOT FDIC INSURED • May lose value • No bank guarantee

Performance Information

Value of a $10,000 investment 7/31/92 – 7/31/02

Performance of a $10,000 investment 7/31/92 – 7/31/02 ($)

	without sales charge	with sales charge

Class A	17,398	16,571

Class B	16,152	16,152

Class C	17,013	17,013

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates.

Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, an index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Average annual total return as of 7/31/02 (%)

Share class	A		B		C

Inception date	9/26/86		8/4/92		8/1/97

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge

6-month (cumulative)	4.93	-0.05	4.54	-0.46	4.70	3.70

1-year	6.35	1.30	5.56	0.56	5.87	4.87

5-year	5.12	4.11	4.34	4.00	4.65	4.65

10-year	5.69	5.18	4.91	4.91	5.46	5.46

Average annual total return as of 6/30/02 (%)

Share class	A		B		C

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge

6-month (cumulative)	5.51	0.49	5.12	0.12	5.27	4.27

1-year	6.95	1.87	6.15	1.15	6.47	5.47

5-year	5.53	4.51	4.75	4.41	5.07	5.07

10-year	5.85	5.33	5.07	5.07	5.61	5.61

Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year – 5%, second year – 4%, third year – 3%, fourth year – 3%, fifth year – 2%, sixth year – 1%, thereafter – 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes varies based on differences in sales charges and the fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to its inception of the newer class shares. Returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

Portfolio Manager's Report

SEC yields as of 7/31/02 (%)

Class A	3.29

Class B	2.70

Class C	3.01

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 2.71% for class C shares.

Taxable-equivalent SEC yields as of 7/31/02 (%)

Class A	5.79

Class B	4.75

Class C	5.30

Taxable-equivalent SEC yields are based on the combined maximum effective 43.20% federal and state income tax rates. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

About duration

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and more accurate measure of a fund's exposure to changing interest rates.

Since we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise, or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.

For the six months ended July 31, 2002, Liberty Ohio Tax-Exempt Fund's class A shares delivered a total return of 4.93%, without a sales charge. That was higher than the fund's benchmark, the Lehman Brothers Municipal Bond Index, which returned 4.17% for the same period.

During the fund's reporting period, investor sentiment swung from one extreme to another as expectations about the economy and interest rates changed. When it looked like the economic recovery might be stronger than expected, fears that the Federal Reserve might raise interest rates sooner rather than later put pressure on the bond market. However, when the economic recovery began to wane in the second quarter, investors began to speculate that the Fed might actually lower interest rates further — and bond prices got a boost.

Fund continued to favor intermediate-
term bonds

Against this backdrop of anemic economic growth and continued low interest rates and low inflation, the fund's exposure to bonds with intermediate maturities with good call protection contributed to positive performance. Bonds with maturities between 5 and 20 years were among the strongest performers. Our investment in zero coupon bonds also helped the fund outperform its benchmark. Zero coupon bonds are more volatile than interest-paying bonds, since "zeroes" pay accrued interest at maturity rather than periodically. Zeroes become especially attractive when overall interest rates decline because of limited reinvestment risk.

Outlook is for yields in intermediate maturity range to decline

We continue to expect an investment environment characterized by moderate economic growth and low inflation. As a result, we expect yields on municipal securities beyond the three- to five-year range to edge downward. In fact, given the trend toward declining rates in the intermediate-maturity range at the beginning of the third quarter, we would not be surprised to see some near-term profit-taking in municipal bonds. With this outlook in mind, we plan to take a defensive — and in all likelihood, temporary — step by lowering the fund's average duration slightly. (Duration is a measure of the fund's interest rate sensitivity. See sidebar.) Since we expect interest rates may decline further, we also continue to find value in zero coupon bonds, especially in maturities between 3 and 20 years.

Ohio faces mounting pressure

As its economy slows and tax revenues fall short of expectations, Ohio's state government is under mounting fiscal pressure. Job losses and personal bankruptcies have risen as Ohio's large manufacturing sector has weakened in the recession. Even though the state's industrial base is more diverse than it was in the past, Ohio's policy makers face near-term budget challenges, as weak population and income growth trends could limit any ability to raise revenues while expenses continue to grow.

Gary Swayze

Gary Swayze is the portfolio manager of Liberty Ohio Tax-Exempt Fund. He also manages other Liberty tax-exempt funds.

Investing in tax-exempt bonds involves certain risks. The value of fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks because of their limited geographical diversification.

Top 5 sectors as of 7/31/02 (%)

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

Maturity breakdown (%)

Maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these maturity breakdowns in the future.

Quality breakdown as of 7/31/02 (%)

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Services, Inc.

Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these quality breakdowns in the future.

Investment Portfolio

July 31, 2002 (Unaudited)

Municipal Bonds — 95.8%	Par	Value

EDUCATION – 9.9%

State Higher Educational Facilities Commission: Case Western Reserve, Series 1994, 6.250% 10/01/17	$4,340,000	$5,226,792

University of Akron, Series 1999, 5.750% 01/01/12	1,000,000	1,125,630

University of Toledo, Series 1998, 4.750% 06/01/20	1,000,000	1,000,550

		7,352,972

HEALTH CARE – 7.1%

Congregate Care Retirement – 1.7%

Hamilton County, Twin Towers Project, Series 1998, 5.125% 10/01/18	500,000	468,595

Marion County, United Church Homes, Inc., Series 1993, 6.375% 11/15/10	810,000	810,016

		1,278,611

Hospitals – 4.4%

Belmont County, East Ohio Regional Hospital, Series 1998, 5.700% 01/01/13	500,000	452,500

Butler County, Middletown Regional Hospital, Series 1998, 4.750% 11/15/18	450,000	403,794

Green Springs, St. Francis Health Care Center, Series 1994 A, 7.000% 05/15/04	370,000	369,538

Highland County Joint Township Hospital District, Series 1999, 6.750% 12/01/29	490,000	460,600

Miami County, Upper Valley Medical Center, Inc., Series 1996 C, 6.000% 05/15/06	1,000,000	1,075,970

Steubenville, Trinity Health System, Series 2000, 6.500% 10/01/30	500,000	528,115

		3,290,517

Nursing Homes – 1.0%

Montgomery County, Grafton Oaks Limited Partners, Series 1986, 9.750% 12/01/16	$720,000	$704,700

HOUSING – 2.2%

Multi-Family – 0.4%

State Capital Corp. for Housing, Series 1990 A, 7.500% 01/01/24	335,000	341,700

Single Family – 1.8%

State Housing Finance Agency, Series 1994 B2, 6.700% 03/01/25	260,000	271,287

Series 1997 A1, 6.050% 09/01/17	985,000	1,046,011

		1,317,298

INDUSTRIAL – 1.6%

Manufacturing – 1.6%

Moraine, General Motors Corp., Series 1999, 5.650% 07/01/24	1,000,000	1,053,010

State Burrows Paper Corp., Series 1991, 7.450% 06/01/03	170,000	172,426

		1,225,436

OTHER – 4.7%

Refunded/Escrowed (a) – 4.7%

Cleveland-Cuyahoga County Port Authority, C&P Docks Project, Series 1997 PJ1, 6.000% 03/01/07	200,000	217,500

Montgomery County, St. Elizabeth Medical Center, Series 1985 B1, 8.100% 07/01/18	455,000	542,624

State Water Development Authority, Series 1990 I, 6.000% 12/01/16	1,000,000	1,154,700

Strongsville School District, Series 1996, 6.500% 12/01/13	1,335,000	1,570,761

		3,485,585

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

OTHER REVENUE – 0.3%

Retail – 0.3%

Lake County, North Madison Properties, Series 1993, 8.819% 09/01/11	$195,000	$187,931

TAX-BACKED – 48.7%

Local General Obligations – 45.4%

Adams County Local School District, Series 1995, 7.000% 12/01/15	3,000,000	3,791,400

Amherst Village School District, Series 2001, 5.500% 12/01/16	1,300,000	1,425,099

Beavercreek Local School District, Series 1996, 6.600% 12/01/15	2,500,000	3,096,600

Brecksville-Broadview Heights School District, Series 1996, 6.500% 12/01/16	1,750,000	2,027,043

Columbus, Series 1998 B, 5.000% 05/15/14	1,000,000	1,086,340

Crooksville, Exempted Village School District, Series 1986, 7.375% 12/01/07	25,000	29,625

Cuyahoga County, Series 1993 A, (b) 10/01/12	1,000,000	648,220

Dublin City School District, Series 1997, (b) 12/01/11	900,000	611,163

Eastern School District, Brown & Highland Counties, Series 1995, 6.250% 12/01/17	1,160,000	1,398,856

Fairborn, Library Improvement, Series 1991, 7.200% 10/01/11	750,000	772,185

Gahanna-Jefferson City School District, Series 1993, (b) 12/01/11	795,000	539,861

Gahanna-Jefferson Public Schools, Series 1999, 4.750% 12/01/21	1,000,000	983,790

Hilliard School District: Series 1995 A, (b) 12/01/12 (c)	$2,505,000	$1,612,293

Series 2000, 5.750% 12/01/24	1,000,000	1,075,390

Kings County Local School District, Series 1995, 7.500% 12/01/16	2,110,000	2,807,798

Lakota Local School District, Series 2001, 5.500% 12/01/18	1,460,000	1,632,908

London School District, Series 2001, 5.500% 12/01/15	1,000,000	1,101,900

Massillon City School District, Series 1994: (b) 12/01/09	900,000	681,426

(b) 12/01/11	1,000,000	679,070

Monroe Local School District, Series 2002, 5.750% 12/01/19	1,195,000	1,364,033

North Fork Local School District, Series 2001, 5.750% 12/01/17	510,000	588,632

Northwest Local School District, Series 1998, 6.000% 12/01/13	1,030,000	1,215,153

Olmsted Falls School District, Series 1999, 5.500% 12/01/03	400,000	417,500

Pickerington Local School District, Series 2001, (b) 12/01/16	1,340,000	692,391

Plain Local School District, Series 2000, (b) 12/01/27	1,315,000	341,124

River Valley Local School District, Series 2001, 5.250% 11/01/23	500,000	525,620

Shaker Heights School District, Series 1990 A, 7.100% 12/15/10	750,000	878,858

Southwest Licking School District, Series 1999, 5.750% 12/01/16	400,000	460,624

Strongsville, Series 1996, 6.500% 12/01/13	165,000	190,631

Tri-County North Local School District, Series 1986, 8.125% 12/01/06	75,000	89,719

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

TAX-BACKED (continued)

Local General Obligations (continued)

West Chester Township, Series 2002, 5.750% 12/01/20	$1,000,000	$1,135,970

		33,901,222

Special Non-Property Tax – 1.1%

Hamilton County, Series 2000 B, (b) 12/01/20	2,000,000	798,700

State General Obligations – 2.2%

State, Series 1992, 6.100% 08/01/12	380,000	449,373

State Building Authority, Series 1999 A, 5.250% 10/01/16	1,105,000	1,171,565

		1,620,938

TRANSPORTATION – 6.4%

Air Transportation – 1.7%

Cleveland, Continental Airlines, Series 1999, 5.700% 12/01/19	900,000	668,250

Dayton, Emery Air Freight Facilities, Series 1993 F, 6.050% 10/01/09	700,000	625,478

		1,293,728

Airports – 1.3%

Cleveland, Series 2001 A, 5.000% 01/01/31	1,000,000	987,990

Toll Facilities – 2.0%

State Turnpike Commission, Series 1998 A, 5.500% 02/15/17	1,300,000	1,453,841

Transportation – 1.4%

Toledo-Lucas County Port Authority, CSX Transportation, Inc., Series 1992, 6.450% 12/15/21	1,000,000	1,073,140

UTILITY – 14.9%

Investor Owned – 1.4%

Air Quality Development Authority, JMG Funding Ltd., Series 1997, 5.625% 01/01/23	$1,000,000	$1,030,990

Joint Power Authority – 0.8%

State Municipal Electricity Generation Agency, Series 2001, (b) 02/15/25	2,000,000	604,460

Municipal Electric – 2.4%

Cleveland, Cleveland Public Power Co., Series 1994 A, (b) 11/15/13	2,000,000	1,220,920

PR Commonwealth of Puerto Rico Electric Power Authority, Series 2002 JJ, 5.375% 07/01/17	500,000	552,890

		1,773,810

Water & Sewer – 10.3%

Cleveland Waterworks Revenue, Series 1993 G, 5.500% 01/01/21	3,000,000	3,285,660

Lakewood, Water & Sewer Systems Revenue, Series 1995, 5.850% 07/01/20	2,405,000	2,756,345

State Water Development Authority, Series 2001 B, 5.500% 06/01/18	1,000,000	1,119,560

Warren, Series 1997, 5.500% 11/01/15	500,000	563,870

		7,725,435

Total Municipal Bonds

(cost of $65,070,719)		71,449,004

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Short-Term Obligations – 3.5%	Par	Value

VARIABLE RATE DEMAND NOTES (d) – 3.5%

IA State Higher Education Loan Authority, St. Ambrose University, Series 1995, 1.500% 02/01/05	$100,000	$100,000

IA Woodbury County Educational Facility, Siouxland Medical Educational Foundation, Series 1996, 1.450% 11/01/16	600,000	600,000

ID State Health Facilities Authority, St. Lukes Regional Medical Center, Series 1995, 1.100% 05/01/22	500,000	500,000

KS State Development Finance Authority, Hays Medical Center, Series 2000 N, 1.150% 05/15/26	300,000	300,000

MI Farmington Hills Hospital Finance Authority, Botsford General Hospital, Series 1991 B, 1.150% 02/15/16	100,000	100,000

MN Minneapolis, Series 1994 A, 1.250% 12/01/05	95,000	95,000

MN State Higher Education Facilities Authority, St. Olaf College, Series 2002 5M1, 1.100% 10/01/32	205,000	205,000

NE State Educational Finance Authority, Creighton University, Series 2001, 1.100% 08/01/31	700,000	700,000

Total Short-Term Obligations

(cost of $2,600,000)		2,600,000

Total Investments - 99.3%

(cost of $67,670,719) (e)		74,049,004

Other Assets & Liabilities, Net – 0.7%	514,358

Net Assets – 100.0%	$74,563,362

Notes to Investment Portfolio:

(a)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)	Zero coupon bond.

(c)	This security, or a portion thereof with a market value of $350,778, is being used to collateralize open futures contracts.

(d)	Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 2002.

(e)	Cost for generally accepted accounting principles is $67,670,719. Cost for federal income tax purposes is $67,644,279. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed-income securities.

Short futures contracts open at July 31, 2002:

Type	Par Value Covered by Contracts	Expiration Month	Unrealized Depreciation at 07/31/02

10 Year U.S. Treasury Note	$4,400,000	September	$(175,122)

See notes to investment portfolio.

Statement of Assets & Liabilities

July 31, 2002 (Unaudited)

Assets:

Investments, at cost	$67,670,719

Investments, at value	$74,049,004

Cash	75,589

Receivable for:

Investments sold	95,124

Fund shares sold	45,721

Interest	690,892

Deferred Trustees' compensation plan	3,557

Total Assets	74,959,887

Liabilities:

Payable for:

Fund shares repurchased	170,384

Futures variation margin	38,500

Distributions	103,060

Management fee	32,020

Transfer agent fee	12,664

Pricing and bookkeeping fees	3,222

Trustees' fee	1,014

Deferred Trustees' fee	3,557

Other liabilities	32,104

Total Liabilities	396,525

Net Assets	$74,563,362

Composition of Net Assets:

Paid-in capital	$70,361,125

Undistributed net investment income	139,939

Accumulated net realized loss	(2,140,865)

Net unrealized appreciation (depreciation) on:

Investments	6,378,285

Futures contracts	(175,122)

Net Assets	$74,563,362

Class A:

Net assets	$61,156,249

Shares outstanding	8,053,657

Net asset value per share	$7.59	(a)

Maximum offering price per share

($7.59/0.9525)	$7.97	(b)

Class B:

Net assets	$11,489,731

Shares outstanding	1,513,083

Net asset value and offering price per share	$7.59	(a)

Class C:

Net assets	$1,917,382

Shares outstanding	252,500

Net asset value and offering price per share	$7.59	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

Statement of Operations

For the Six Months Ended July 31, 2002 (Unaudited)

Investment Income:

Interest	$1,902,611

Expenses:

Management fee	181,060

Distribution fee:

Class B	44,210

Class C	6,156

Service fee:

Class A	57,535

Class B	11,488

Class C	1,600

Pricing and bookkeeping fees	22,319

Transfer agent fee	74,326

Trustees' fee	4,716

Custody fee	2,175

Other expenses	44,560

Total Expenses	450,145

Fees waived by Distributor – Class C	(2,472)

Custody earnings credit	(448)

Net Expenses	447,225

Net Investment Income	1,455,386

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:

Net realized gain on:

Investments	687,004

Futures contracts	11,770

Net realized gain	698,774

Net change in unrealized appreciation/depreciation on:

Investments	1,562,332

Futures contracts	(187,791)

Net change in unrealized appreciation/depreciation	1,374,541

Net Gain	2,073,315

Net Increase in Net Assets from Operations	$3,528,701

See notes to financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended July 31, 2002	Year Ended January 31, 2002

Operations:

Net investment income	$1,455,386	$3,178,659

Net realized gain on investments and futures contracts	698,774	653,061

Net change in unrealized appreciation/depreciation on investments and futures contracts	1,374,541	(294,002)

Net Increase from Operations	3,528,701	3,537,718

Distributions Declared to Shareholders:

From net investment income:

Class A	(1,281,854)	(2,210,190)

Class B	(210,749)	(613,443)

Class C	(31,728)	(31,251)

Total Distributions Declared to Shareholders	(1,524,331)	(2,854,884)

Share Transactions:

Class A:

Subscriptions	3,751,455	16,401,831

Distributions reinvested	738,472	1,288,674

Redemptions	(3,933,808)	(7,668,121)

Net Increase	556,119	10,022,384

Class B:

Subscriptions	907,798	2,330,522

Distributions reinvested	131,701	389,700

Redemptions	(2,968,841)	(16,517,959)

Net Decrease	(1,929,342)	(13,797,737)

Class C:

Subscriptions	467,820	893,472

Distributions reinvested	19,020	22,248

Redemptions	(29,172)	(16,858)

Net Increase	457,668	898,862

Net Decrease from Share Transactions	(915,555)	(2,876,491)

Total Increase (Decrease) in Net Assets	1,088,815	(2,193,657)

Net Assets:

Beginning of period	73,474,547	75,668,204

End of period (including undistributed net investment income of $139,939 and $208,884, respectively)	$74,563,362	$73,474,547

	(Unaudited) Six Months Ended July 31, 2002	Year Ended January 31, 2002

Changes in Shares:

Class A:

Subscriptions	505,651	2,227,000

Issued for distributions reinvested	99,057	174,679

Redemptions	(529,985)	(1,040,903)

Net Increase	74,723	1,360,776

Class B:

Subscriptions	121,547	315,364

Issued for distributions reinvested	17,668	52,906

Redemptions	(400,806)	(2,241,686)

Net Decrease	(261,591)	(1,873,416)

Class C:

Subscriptions	63,086	120,487

Issued for distributions reinvested	2,549	3,012

Redemptions	(3,857)	(2,227)

Net Increase	61,778	121,272

See notes to financial statements.

Notes to Financial Statements

July 31, 2002 (Unaudited)

Note 1. Accounting Policies

Organization:

Liberty Ohio Tax-Exempt Fund (the "Fund"), a series of Liberty Funds Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of Class Net Asset Values and Financial Highlights:

All income, expenses (other than Class A, Class B and Class C services fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

At January 31, 2002, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Year of Expiration	Capital Loss Carryforward

2008	$973,244

2009	1,367,980

$2,341,224

Notes to Financial Statements (continued)

July 31, 2002 (Unaudited)

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Interest Income, Debt Discount and Premium:

Interest income is recorded on the accrual basis. Premium and discount are being amortized and accreted on all debt securities.

Distributions to Shareholders:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average daily net assets of the funds constituting Liberty Funds Trust V as follows:

Average Daily Net Assets	Annual Fee Rate

First $2 billion	0.50%

Over $2 billion	0.45%

Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended July 31, 2002, the annualized net asset based fee rate was 0.036%.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. During the six months ended July 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $4,001 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $554 and $68 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% annual rates. For the six months ended July 31, 2002, the Fund's annualized service fee was 0.19%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Notes to Financial Statements (continued)

July 31, 2002 (Unaudited)

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $448 of custody fees were reduced by balance credits for the six months ended July 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

Investment Activity:

For the six months ended July 31, 2002, purchases and sales of investments, other than short-term obligations, were $4,621,005 and $7,336,433, respectively.

Unrealized appreciation (depreciation) at July 31, 2002, based on cost of investments for federal income tax purposes, was:

Gross unrealized appreciation	$6,811,123

Gross unrealized depreciation	(406,398)

Net unrealized appreciation	$6,404,725

Other:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and U.S. Treasury futures contracts and purchase and write options on futures. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at July 31, 2002.

Note 4. Line of Credit

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus  1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus  1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the six months ended July 31, 2002, the Fund had no borrowings under the agreement.

Note 5. Subsequent Event

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the Liberty Managed Municipals Fund (the "Acquiring Fund"), subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposal, all of the assets and liabilities of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares.

Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 18, 2002. If approved at the special meeting, the reorganization is proposed to take place on or around November 4, 2002.

Financial Highlighs

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended July 31,		Year Ended January 31,

Class A Shares	2002		2002		2001	2000	1999		1998

Net Asset Value, Beginning of Period	$7.39		$7.32		$6.79	$7.65	$7.72		$7.34

Income from Investment Operations:

Net investment income	0.16	(a)	0.33	(a)(b)	0.33 (c)	0.33 (c)	0.35		0.36

Net realized and unrealized gain (loss) on investments and futures contracts	0.20		0.04	(b)	0.53	(0.85)	0.13		0.39

Total from Investment Operations	0.36		0.37		0.86	(0.52)	0.48		0.75

Less Distributions Declared to Shareholders:

From net investment income	(0.16)		(0.30)		(0.33)	(0.33)	(0.35)		(0.36)

In excess of net investment income	—		—		—	— (d)	(0.01)		—

From net realized gains	—		—		—	—	(0.17)		(0.01)

In excess of net realized gains	—		—		—	(0.01)	(0.02)		—

Total Distributions Declared to Shareholders	(0.16)		(0.30)		(0.33)	(0.34)	(0.55)		(0.37)

Net Asset Value, End of Period	$7.59		$7.39		$7.32	$6.79	$7.65		$7.72

Total return (e)	4.93	%(f)	5.10%		12.98%	(6.96)%	6.44	%(g)	10.58	%(g)

Ratios to Average Net Assets:

Expenses (h)	1.10	%(i)	1.06%		1.08%	0.95%	0.90%		0.89%

Net investment income (h)	4.15	%(i)	4.47	%(b)	4.71%	4.60%	4.51%		4.85%

Waiver/reimbursement	—%		—%		—%	—%	0.02%		0.05%

Portfolio turnover rate	6	%(f)	18%		17%	11%	30%		27%

Net assets, end of period (000's)	$61,156		$58,953		$48,451	$48,346	$60,783		$62,844

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.42% to 4.47%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(c)	The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)	Annualized.

Financial Highlighs (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended July 31,		Year Ended January 31,

Class B Shares	2002		2002		2001	2000	1999		1998

Net Asset Value, Beginning of Period	$7.39		$7.32		$6.79	$7.65	$7.72		$7.34

Income from Investment Operations:

Net investment income	0.13	(a)	0.28	(a)(b)	0.28 (c)	0.28 (c)	0.29		0.31

Net realized and unrealized gain (loss) on investments and futures contracts	0.20		0.03	(b)	0.53	(0.85)	0.13		0.39

Total from Investment Operations	0.33		0.31		0.81	(0.57)	0.42		0.70

Less Distributions Declared to Shareholders:

From net investment income	(0.13)		(0.24)		(0.28)	(0.28)	(0.29)		(0.31)

In excess of net investment income	—		—		—	— (d)	(0.01)		—

From net realized gains	—		—		—	—	(0.17)		(0.01)

In excess of net realized gains	—		—		—	(0.01)	(0.02)		—

Total Distributions Declared to Shareholders	(0.13)		(0.24)		(0.28)	(0.29)	(0.49)		(0.32)

Net Asset Value, End of Period	$7.59		$7.39		$7.32	$6.79	$7.65		$7.72

Total return (e)	4.54	%(f)	4.35%		12.15%	(7.66)%	5.62	%(g)	9.76	%(g)

Ratios to Average Net Assets:

Expenses (h)	1.85	%(i)	1.81%		1.83%	1.70%	1.65%		1.64%

Net investment income (h)	3.40	%(i)	3.72	%(b)	3.96%	3.85%	3.76%		4.10%

Waiver/reimbursement	—%		—%		—%	—%	0.02%		0.05%

Portfolio turnover rate	6	%(f)	18%		17%	11%	30%		27%

Net assets, end of period (000's)	$11,490		$13,112		$26,709	$31,584	$42,651		$46,330

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.67% to 3.72%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(c)	The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)	Annualized.

Financial Highlighs (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended July 31,		Year Ended January 31,

Class C Shares	2002		2002		2001	2000	1999	1998 (a)

Net Asset Value, Beginning of Period	$7.39		$7.32		$6.79	$7.65	$7.72	$7.61

Income from Investment Operations:

Net investment income	0.14	(b)	0.30	(b)(c)	0.30 (d)	0.30 (d)	0.31	0.16

Net realized and unrealized gain (loss) on investments and futures contracts	0.20		0.04	(c)	0.53	(0.85)	0.13	0.12

Total from Investment Operations	0.34		0.34		0.83	(0.55)	0.44	0.28

Less Distributions Declared to Shareholders:

From net investment income	(0.14)		(0.27)		(0.30)	(0.30)	(0.31)	(0.16)

In excess of net investment income	—		—		—	— (e)	(0.01)	—

From net realized gains	—		—		—	—	(0.17)	(0.01)

In excess of net realized gains	—		—		—	(0.01)	(0.02)	—

Total Distributions Declared to Shareholders	(0.14)		(0.27)		(0.30)	(0.31)	(0.51)	(0.17)

Net Asset Value, End of Period	$7.59		$7.39		$7.32	$6.79	$7.65	$7.72

Total return (f)(g)	4.70	%(h)	4.65%		12.48%	(7.38)%	5.95%	3.81	%(h)

Ratios to Average Net Assets:

Expenses (i)	1.55	%(j)	1.51%		1.53%	1.40%	1.35%	1.34	%(j)

Net investment income (i)	3.70	%(j)	4.02	%(c)	4.26%	4.15%	4.06%	4.21	%(j)

Waiver/reimbursement	0.30	%(j)	0.30%		0.30%	0.30%	0.32%	0.37	%(j)

Portfolio turnover rate	6	%(h)	18%		17%	11%	30%	27%

Net assets, end of period (000's)	$1,917		$1,409		$508	$333	$378	$133

(a)	Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.97% to 4.02%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(d)	The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Had the Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(j)	Annualized.

Transfer Agent

Important Information About This Report

The Transfer Agent for Liberty Ohio Tax-Exempt Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA 02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Ohio Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Ohio Tax-Exempt Fund

Liberty Ohio Tax-Exempt Fund Semiannual Report July 31, 2002

773-03/684K-0702 (09/02) 02/1939